Allstate Life Insurance Company

Allstate Financial Advisors Separate Account I

Supplement, dated November 2, 2006,

to

The Allstate Personal Retirement Manager Prospectus

This supplement amends certain disclosures contained in the above-referenced prospectus for certain variable annuity contracts issued by Allstate Life Insurance Company.

AIM V.I. Demographic Trends Fund – Series I reorganization

Allstate Life Insurance Company has received notice that the shareholders of the AIM V.I. Demographic Trends Fund – Series I approved the reorganization of the AIM V.I. Demographic Trends Fund – Series I Portfolio into the AIM V.I. Capital Appreciation Fund – Series I Portfolio.

On or around November 3, 2006 (“Conversion Date”), the AIM V.I. Capital Appreciation Fund – Series I Sub-account will be added as an investment alternative. AIM Advisors, Inc. is the investment adviser for the AIM V.I. Capital Appreciation Fund – Series I Portfolio. The investment objective for this Portfolio is growth of capital.

On the Conversion Date, the AIM V.I. Demographic Trends Fund – Series I Portfolio will be merged into the AIM V.I. Capital Appreciation Fund – Series I Portfolio. To reflect the change in the underlying Portfolio, we will transfer any Contract Value you have in the AIM V.I. Demographic Trends Fund – Series I Variable Sub-account into the AIM V.I. Capital Appreciation Fund – Series I Variable Sub-account. Contract owners will receive a confirmation of the transaction reflecting this change.

If you would like information on how to transfer to another investment alternative, or how to make a change to your current allocations, please contact your financial representative or call our Customer Service Center at 1-800-366-1411, ext. 17500.

For future reference, please keep this supplement together with your prospectus.